UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2010
Commission File Number: 0-07914
(Exact name of registrant as specified in its charter)

Delaware	84-0592823
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

633 17th Street, Suite 1645 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 296-3076
(Registrant telephone including area code)

Check the appropriate item below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Items

On September 23, 2010, Earthstone Energy, Inc., formerly Basic Earth Science Systems, Inc., (the "Company") issued a press release announcing news of Brigham Exploration Company purchasing the majority interest of Panther Energy Company LLC's interest in the Banks Field as well as updates to the activity in the Banks Field and other areas of North Dakota.  A copy of the press release is attached hereto as Exhibit 99.1.

The Company's Annual Shareholder Meeting is being held today, September 23, 2010, at 2:00PM MST.  The following is a link to the presentation being made at the meeting:  http://earthstoneenergy.com/2010presentation.pdf

Item 9.01 - Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 23, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: September 23, 2010	By: /s/ Ray Singleton
Ray Singleton, President